Restrictions on Cash and Due from Banks	3 Months Ended	12 Months Ended
	Dec. 31, 2014	Sep. 30, 2014
Cash and Cash Equivalents [Abstract]
Restrictions on Cash and Due from Banks

3. Restrictions on Cash and Due from Banks

The Company is required to maintain reserve balances in cash and on deposit with the Federal Reserve based on a percentage of deposits. The total requirement was approximately $41.9 million and $50.4 million at December 31, 2014 and September 30, 2014, respectively.

2. Restrictions on Cash and Due from Banks

The Company is required to maintain reserve balances in cash and on deposit with the Federal Reserve based on a percentage of deposits. The total requirement was approximately $50.36 million and $52.66 million at September 30, 2014 and 2013, respectively.